UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: January 29, 2009

(Date of earliest event reported)

Forgent Networks, Inc.

(Exact name of registrant as specified in its charter)

TX	0-20008	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wild Basin Rd		78746
(Address of principal executive offices)		(Zip Code)

512-437-2700

 (Registrant’s telephone number, including area code)

Not Applicable

 (Former Name or Former Address, if changed since last report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Financial Statements and Exhibits

Registrant’s press release dated January 29, 2009, announcing Asure Software’s (a d/b/a Forgent Networks, Inc.) plan to take company private.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

99.1    Press Release of Asure Software (a d/b/a of Forgent Networks, Inc.) dated January 29, 2009

SIGNATURE

Dated: January 29, 2009	FORGENT NETWORKS, INC.

	By:	/s/ Jay C Peterson
Jay C Peterson
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Asure Software (a d/b/a of Forgent Networks, Inc.) dated January 29, 2009